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                                                              EXHIBIT 10.53


                         Quintiles Transnational Corp.

                          Common Stock, $.01 par value
                         -----------------------------

                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)
                             -----------------------

                                                                   March 6, 1997




Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Smith Barney Inc.
William Blair & Company, L.L.C.
  As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

           Quintiles Transnational Corp., a North Carolina corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 1,132,000 shares of Common Stock, $.01 par value ("Stock") of the Company and the shareholders of the Company named in
Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 2,708,000 shares and, in the case of certain Selling Shareholders identified with an asterisk in Schedule II hereto and at the election of the Underwriters, up to 576,000 additional shares of Stock. The aggregate of 3,840,000 shares to be sold by the Company and the Selling Shareholders hereto is herein called the "Firm Shares" and the aggregate of 576,000 additional shares to be sold by the Selling Shareholders identified with an asterisk in Schedule II hereto is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".
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           It is understood and agreed to by all parties that the Company and the Selling Shareholders are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company and the Selling Shareholders of up to a total of 1,104,000 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, Morgan Stanley & Co. International Limited, Smith Barney Inc. and William Blair & Company, L.L.C. are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

           1.        (a)       The Company represents and warrants to, and
agrees with, each of the Underwriters that:

                               (i) A registration statement on Form S-3 (File No. 333-21393) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, delivered to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement increasing the size of the offering, filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing (the "Rule 462(b) Registration Statement"), no other document with respect to the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant


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           to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, including all exhibits thereto and including (A) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (B) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

                               (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                               (iii)      The documents incorporated by
           reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange





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           Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                               (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                               (v)        Other than as set forth or
           contemplated in the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise) or the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

                               (vi)       The Company and each of its
           subsidiaries possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the





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           Company and its subsidiaries, taken as a whole, except as set forth or contemplated by the Prospectus;

                               (vii)      The Company has been duly
           incorporated and is validly existing as a corporation in good standing under the laws of North Carolina, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Each Significant Subsidiary (as defined below) of the Company has been duly incorporated or otherwise formed as a non-corporate entity, is validly existing as a corporation or other entity, as the case may be, in good standing under the laws of the jurisdiction of its organization, with corporate or other organizational power and authority to own its properties and to conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation or other entity, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. As used in this Agreement, the term "Significant Subsidiary" shall have the meaning set forth for the term "Significant Subsidiary" in Rule 1-02(w) of Regulation S-X promulgated pursuant to the Securities Act;

                               (viii)     The Company has an authorized
           capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                               (ix) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                               (x) The issue and sale of the Shares to be sold by the Company hereunder and under the International Underwriting Agreement, the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not contravene any provision of applicable law or the





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           Amended and Restated Articles of Incorporation or Amended and
           Restated Bylaws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issue and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement except such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                               (xi)       Other than as set forth in the
           Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                               (xii) Neither the Company nor any of its subsidiaries has taken, directly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock;

                               (xiii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" "unit investment trust", "closed-end investment company", "face-amount certificate company" or an entity "controlled" by an "investment company" that is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

                               (xiv) The Company and its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health or safety, the environment or any hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;





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                               (xv)       The Company has conducted a review of
           the effect of Environmental Laws on the current and former businesses, operations and properties of the Company and its subsidiaries, in the course of which it identified and evaluated potential associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up or closure of any property, or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities or any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                               (xvi) The use of the proceeds from the sale of the Securities will not violate or result in a violation of
           Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

                               (xvii) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are, to the best of the Company's knowledge, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                               (xviii)    This Agreement has been duly
           authorized, executed and delivered by the Company;

                               (xix) There are no contracts, agreements or understandings between the Company and any person granting such person the right (A) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company, except as disclosed in the Registration Statement or
           (B) to require the Company to include securities in the securities registered pursuant to the Registration Statement, except any such right that has been effectively waived or satisfied by the inclusion of securities in the Registration Statement;

                               (xx)       The statements set forth in the
           Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, are accurate, complete and fair; and

                               (xxi) Certain of the directors, officers and shareholders of the Company listed in Schedule III hereto who are not Selling Shareholders have each entered into a written agreement with the Company (each such agreement, a "Lock-up Agreement"), and executed originals of each Lock-up Agreement have been delivered to you.

                     (b) Each of the Selling Shareholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                               (i)        All consents, approvals,
           authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the





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           International Underwriting Agreement, the Power of Attorney and the
           Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder and under the International Underwriting Agreement, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder and under the International Underwriting Agreement;

                               (ii) The sale of the Shares to be sold by such Selling Shareholder hereunder and under the International Underwriting Agreement and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation and By-laws or other governing instrument of such Selling Shareholder if such Selling Shareholder is a corporation, the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a partnership, the governing trust agreement or other governing instrument of such Selling Shareholder if such Selling Shareholder is a trust, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

                               (iii)      Such Selling Shareholder has, and
           immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder and under the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters or the International Underwriters, as the case may be;

                               (iv) During the period beginning from the date that is 30 days prior to the First Time of Delivery and continuing to and including the date 90 days after the date of the Prospectus, such Selling Shareholder shall not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or under the International Underwriting Agreement, any shares of Common Stock or any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the





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           conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co. and the Company;

                               (v)        Such Selling Shareholder has not
           taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                               (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                               (vii)      In order to document the
           Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8 or Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                               (viii)     Certificates in negotiable form
           representing all of the Shares to be sold by such Selling Shareholder hereunder and under the International Underwriting Agreement have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Shareholder to First Union National Bank of North Carolina, as custodian (the "Custodian"), and such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement and the International Underwriting Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters and the International Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection





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

           with the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement;

                               (ix)       The Shares represented by the
           certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and the International Underwriters under the International Underwriting Agreement; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement, of the International Underwriting Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event;

                               (x)        If such Selling Shareholder was
           previously a shareholder of Innovex Limited ("Innovex") and became a shareholder of the Company as a result of receiving shares of stock of the Company in exchange for such Selling Shareholder's shares of Innovex in connection with the acquisition of Innovex by the Company, pursuant to the Share Exchange Agreement, dated as of October 4, 1996 by and among the Company, Innovex and the shareholders of Innovex (the "Exchange Agreement"), that all of the Shares being sold by such Selling Shareholder hereunder and under the International Underwriting Agreement were received pursuant to the Exchange Agreement or obtained pursuant to the exercise of options to purchase Common Stock received pursuant to the Exchange Agreement and not otherwise; and

                               (xi) Any and all rights in the nature of those described in Section 1(a)(xix) hereof to which such Selling Shareholder is entitled are satisfied in full with respect to the registration and public offering contemplated by this Agreement and the International Underwriting Agreement by the inclusion of such Selling Shareholder's shares of Common Stock in the Registration Statement, and such Selling Shareholder hereby waives any and all rights whatsoever to have any additional securities included in the Registration Statement.





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           2.        Subject to the terms and conditions herein set forth, (a)
each Selling Shareholder agrees that the purchase price per share at which the Underwriters will purchase Shares from such Selling Shareholder (as set forth in clause (b) below) shall be the same as the purchase price per share at which the Company sells shares to be purchased by the Underwriters from the Company hereunder, (b) the Company and each of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per share of $60.355, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (c) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Shareholders identified with an asterisk in
Schedule II hereto, agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Shareholders, at the purchase price per share set forth in clause (b) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

           The Selling Shareholders identified with an asterisk in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 576,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by each such Selling Shareholder as set forth in
Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

           3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

           4.        (a)       The Shares to be purchased by each Underwriter
hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least two full business days' prior notice to the Company and the Selling Shareholders shall be delivered by or on behalf of the Company and the Selling Shareholders to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor in United States dollars by wire transfer of immediately available funds to an account or accounts designated by the Custodian and the Company. The Company and the Selling Shareholders will cause the certificates representing the Shares to be made available for checking and packaging at least one full business day prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on March 12, 1997 or such other time and date as Goldman, Sachs & Co., the Company and the Selling Shareholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co., the Company and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

           5.        The Company agrees with each of the Underwriters:

                     (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be reasonably objected to by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                     (c) Prior to 5:00 p.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required by law at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                     (d)       To make generally available to its
           securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                     (e)(i) During the period beginning from the date that is 30 days prior to the First Time of Delivery and continuing to and including the 90th day after the date of the Prospectus, the Company shall not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of Common Stock, any securities of the Company which are substantially similar to the Common Stock, including but not limited to any other securities that are convertible into or exchangeable for, or that represent the right to receive, any shares of Common Stock, or any such substantially similar securities, other than (A) the Shares to be sold by the Company pursuant to this Agreement and the International Underwriting Agreement (B) shares of Common Stock issued pursuant to the Company's stock option plans or agreements existing as of the date hereof, (C) shares of Common Stock issued upon the conversion of securities of the Company outstanding as of the date hereof, or (D) shares of Common Stock issued as consideration for acquisitions of businesses, properties or assets, provided, however, that each offeree, purchaser or other transferee of any shares of Common Stock so issued in connection with any such acquisition shall agree in writing for the benefit of the Underwriters and the International Underwriters, in form and substance satisfactory to Goldman, Sachs & Co., that all such shares of Common Stock shall remain subject to the restrictions of this Section 5(e); and (ii) that it will use best efforts to cause each person who has entered into a Lock-up Agreement to comply therewith, will not grant any waivers or consents to non-compliance therewith and will enforce its rights under each such agreement, in each case unless and to the extent that it shall have obtained the prior written consent of Goldman, Sachs & Co.;

                     (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants);

                     (g) During a period of five years from the effective date of the Registration Statement, to furnish to you, upon request, copies of any reports mailed to stockholders, together with the exhibits thereto, and copies of all reports filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, together with the exhibits thereto;

                     (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                     (i) To use its best efforts to list for quotation the Shares on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ"); and

                     (j) The Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

           6. The Company and each of the Selling Shareholders, jointly and severally, covenant and agree with one another and with the several Underwriters that (a) the Company will pay the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreements, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares on the NASDAQ; and (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; and (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; (iii) the fees and expenses of the Attorney-in-Fact and the Custodian; and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (c) such Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section, including
(i) any fees and expenses of counsel for such Selling Shareholder, (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. In connection with Clause (c) (iii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Shareholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Shareholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

           7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                     (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered by the Company and certain of the Selling Shareholders at such Time of Delivery, the Registration Statement, and the Prospectus as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering such opinions, such counsel may rely as to all matters governed by North Carolina law upon the opinion referred to in subsection (c) of this Section;

                     (c) Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i)            The Company has been duly
           incorporated and is validly existing as a corporation in good standing under the laws of the North Carolina, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii)           The Company has an authorized
           capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive rights under any North Carolina statute or the Company's Amended and Restated Articles of Incorporation or Amended and Restated Bylaws; and the Shares conform to the description of the Stock contained in the Prospectus;

                          (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company and the significant subsidiaries of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                          (iv) Each Significant Subsidiary of the Company has been duly incorporated or otherwise formed as a non-corporate entity and is validly existing as a corporation or other entity, as the case may be, in good standing under the laws of the jurisdiction of its organization; with corporate or other organizational power and authority to own its properties and to conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation or other entity, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                               (v)        To the best of such counsel's
           knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                               (vi) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company;

                               (vii) The issue and sale of the Shares, and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not contravene (A) any provision of applicable federal or North Carolina law which in such counsel's experience is normally applicable to transactions of the type contemplated by this Agreement and the contravention of which would have a material adverse effect on the business of the Company and its Significant Subsidiaries, taken as a whole, (B) the Amended and Restated Articles of Incorporation or Amended and Restated Bylaws of the Company, (C) any agreement or other instrument filed as an exhibit to the Registration Statement or incorporated by reference in the Prospectus, or (D) to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary;

                               (viii) No consent, approval, authorization, order of, or qualification with, any governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                               (ix)       The statements set forth in the
           Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Certain U.S. Federal Tax Considerations for Non-U.S. Holders of Common Stock", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                               (x)        The Company is not an "investment
           company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                               (xi)       The documents incorporated by
           reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents (other than the financial statements and related schedules therein or other financial data derived from accounting records), when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission (other than the financial statements and related schedules therein or other financial data derived from accounting records), an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                               (xii) (A) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; (B) no facts have come to the attention of such counsel which lead them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (C) and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

           In rendering their opinions contained in this Section 7(c), such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States. In rendering the opinion contained in clause (vi) of this Section 7(c), such counsel may rely as to all matters governed by New York law upon the opinion referred to in subsection (b) of this
Section 7.  With respect to the matters referred to in clause (xii)(B) of this
Section 7(c), such counsel may state that their opinion and belief are based upon their review of the Registration Statement and the Prospectus and any amendments or supplements thereto made by the Company prior to such Time of Delivery and participation in conferences and discussions with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and any amendments or supplements thereto made by the Company prior to such Time of Delivery and related matters were discussed and, that, except to the extent set forth in clause (ix) of this Section 7(c), they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and any amendments or supplements thereto made by the Company prior to such Time of Delivery.

           (d) (A) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for each of the Selling Shareholders indicated with footnote (a) or (b) in Schedule II hereto, shall have furnished to you their written opinion with respect to each of such Selling Shareholder, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                               (i)        A Power of Attorney and a Custody
           Agreement have been duly executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder in accordance with their terms except (a) to the extent that the enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

                               (ii) This Agreement and the International Underwriting Agreement have been duly executed and delivered by or on behalf of such Selling Shareholder; and the execution and delivery of the Power of Attorney, the Custody Agreement by such Selling Shareholder, the execution of this Agreement and the International

           Underwriting Agreement by or on behalf of such Selling Shareholder and the sale of the Shares to be sold by such Selling Shareholder hereunder and thereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement and the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not (a) result in the violation of the provisions of the Memorandum and Articles of Association or other constitutional documents of such Selling Shareholder, (b) conflict with or constitute a breach of, or default under any instrument identified to such counsel by such Selling Shareholder as material to such Selling Shareholder's interest in the Shares being sold by such Selling Shareholder, nor (c) result in a breach or violation by such Selling Shareholder of the laws of the State of New York, the federal laws of the United States of America or the laws of England, in each case, that such counsel believes, are applicable to transactions of the type contemplated by the Power of Attorney, the Custody Agreement, this Agreement and the International Underwriting Agreement, except that such counsel need not express any opinion with respect to compliance with the registration or filing requirements or disclosure provisions of state securities laws of the United States or the securities or blue sky laws of any other jurisdiction.

                               (iii) No consent or approval of, or other action by or filing with, any English, United States or New York State court or administrative or governmental body is required under the federal laws of the United States of America, the laws of England or the laws of the State of New York for such Selling Shareholder to execute and deliver the Power of Attorney, the Custody Agreement, for the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the International Underwriting Agreement or for such Selling Shareholder to consummate the transactions provided for herein and therein, except as have been obtained, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares to be purchased from such Selling Shareholder under this Agreement by the Underwriters or under the International Underwriting Agreement by the International Underwriters.

                               (iv) Assuming that Goldman, Sachs & Co., as agent for the other Underwriters and the International Underwriters, and each of the Underwriters and the International Underwriters acquired their interest in a new certificate, registered in the name of Goldman, Sachs & Co., as an Underwriter and as agent for the other Underwriters and the International Underwriters, representing the Shares delivered at such Time of Delivery by such Selling Shareholders (the "Securities") in good faith and without notice of any adverse claims, upon delivery of the Securities to Goldman, Sachs & Co., as an Underwriter and as agent for the other Underwriters and the International Underwriters, in the State of New York, Goldman, Sachs & Co., as an Underwriter and as agent for the other Underwriters and the International Underwriters, will acquire the Securities free of any adverse claims within the meaning of Section 8-302 of the New York Uniform Commercial Code and free of any action or claims under Section 8-315 of such Code.

                     (B) Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., counsel for each of the Selling Shareholders indicated with footnote (c) in Schedule II hereto, shall have furnished to you their written opinion with respect to each of such Selling Shareholders, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                               (i)        A Power of Attorney and a Custody
           Agreement have been duly executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder in accordance with their terms;

                               (ii) This Agreement and the International Underwriting Agreement have been duly executed and delivered by or on behalf of such Selling Shareholder; and the sale of the Shares to be sold by such Selling Shareholder hereunder and thereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement and the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation and By-laws or other governing instrument of such Selling Shareholder if such Selling Shareholder is a corporation, the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a partnership, the governing trust agreement or other governing instrument of such Selling Shareholder if such selling Shareholder is a trust, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

                               (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the International Underwriting Agreement in connection with the Shares to be sold by such Selling Shareholder hereunder or thereunder, except such as shall have been specified in such opinion which have been duly obtained and are in full force and effect and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters;

                               (iv)       Immediately prior to such Time of
           Delivery such Selling Shareholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Shareholder under this Agreement and the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder and thereunder; and

                               (v) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters or International Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

           In rendering the opinion in subparagraph (iv) such counsel may rely upon a certificate of such Selling Shareholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Shareholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

           (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery (A) Ernst & Young LLP shall have furnished to you and the Company a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I(a) hereto, (B) Coopers & Lybrand shall have furnished to you and the Company a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex 1(b) and (C) KPMG shall have furnished to you and the Company a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I(c).

           (f) Since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, taken as a whole, or any change, or any development involving a prospective change, in the condition (financial or otherwise) or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in this subsection (f), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
(ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

           (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in clause (iv) above in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement and in the Prospectus;

           (i) The Shares to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly listed for quotation on NASDAQ;

           (j) The Company has obtained and delivered to the Underwriters executed copies of the Lock-up Agreements referred to in Subsection 1(a)(xxii) hereof in form and substance satisfactory to you;

           (k) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and
(f) of this Section, and as to such other matters as you may reasonably request; and

           (l)       The Company shall have complied with the provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

           8.        (a)       The Company will indemnify and hold harmless
each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will periodically reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. or by any Selling Shareholder expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing prior to the date hereof to such Underwriter and corrected in the Prospectus (excluding document incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

           (b) Each of the Selling Shareholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, or (ii) the failure of such Selling Shareholder at or prior to the written confirmation of the sale of the Shares to be sold by such Selling Shareholder to send or deliver a copy of an amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented) to the person asserting any such losses, claims, damages or liabilities against any Underwriter, which person purchased the Shares which are the subject thereof, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended and supplemented); and each Selling Shareholder will periodically reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the amount of such indemnity shall be limited to the total net proceeds received by each such Selling Shareholder from the offering of Shares purchased under this Agreement (before deducting expenses).

           (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

           (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

           (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities
(or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Selling Shareholder shall be required to contribute any amount by which the total price at which the Shares sold by such Selling Shareholder and distributed to the public were offered to the public (before deducting expenses) exceeds the amount of any damages that such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and
(ii) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this
Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

           (f) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

           9.        (a)       If any Underwriter shall default in its
obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

           (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

           (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

           10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the Shares.

           11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling

Shareholders as provided herein, the Company and each of the Selling Shareholders pro rata (based on the number of Shares to be sold by the Company and such Selling Shareholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

           12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys-in-Fact for such Selling Shareholder.

           All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

           13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

           14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

           15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

           If the foregoing is in accordance with your understanding, please sign and return to us 10 counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

           Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                             Very truly yours,

                             Quintiles Transnational Corp.

                             By:/s/ Rachel R. Selisker
                                --------------------------
                                 Name: Rachel R. Selisker
                                 Title: Chief Financial Officer,
                                         Executive Vice President Finance
                                         and Treasurer


                             Barrie S. Haigh
                             David F. White
                             Irene White
                             Paul Knott, Ph.D.
                             Kathryn M. Knott
                             Stella D. Haigh
                             Barrie Haigh Children's Settlement No.1
                             Barrie Haigh Children's Settlement No.2
                             David Martin Fleet
                             Victoria S. Fleet
                             Jonathan Kenneth Bolter
                             Sally-Ann Bolter
                             Nicholas John McCooke
                             Susan McCooke
                             Christopher S. Morley
                             Elaine Morley

                             By: /s/ Rachel R. Selisker
                                --------------------------
                                 Name: Rachel R. Selisker

                             As Attorney-in-Fact acting on behalf of
                             the above named Selling Shareholders.

                             HSBC Private Equity Investments Limited
                             Lloyds Development Capital Limited
                             MSS Nominees Limited (Account 758170)
                             MSS Nominees Limited (Account 758979)
                             MSS Nominees Limited (Account 757549)
                             MSS Nominees Limited (Account 778392)
                             General Accident Executor and Trustee
                                 Company Limited (Account H715)
                             General Accident Executor and Trustee
                                 Company Limited (Account H716)

                             By: /s/ Christopher M. Masterson
                                --------------------------------
                                 Name: Christopher M. Masterson

                             As Attorney-in-Fact acting on behalf of the above named Selling Shareholders.


                             Ludo J. Reynders, Ph.D
                             Santo J. Costa
                             Gregory D. Porter

                             By: /s/ Rachel R. Selisker
                                ------------------------------
                                 Name: Rachel R. Selisker

                             As Attorney-in-Fact acting on behalf of the above named Selling Shareholders.

Accepted as of the date hereof at:

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Smith Barney Inc.
William Blair & Company, L.L.C.


By:    /s/ Goldman, Sachs & Co.
   -----------------------------------
               (Goldman, Sachs & Co.)

          On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                             NUMBER OF OPTIONAL
                                                                                                SHARES TO BE
                                                                      TOTAL NUMBER OF           PURCHASED IF
                                                                        FIRM SHARES            MAXIMUM OPTION
                           UNDERWRITER                                TO BE PURCHASED            EXERCISED
                           -----------                              -------------------   -----------------------
Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . .            720,750                 108,113
Morgan Stanley & Co. Incorporated . . . . . . . . . . . . . . . .            720,750                 108,113
Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . . . .            720,750                 108,112
William Blair & Company, L.L.C. . . . . . . . . . . . . . . . . .            720,750                 108,112
Genesis Merchant Group Securities LLC . . . . . . . . . . . . . .             95,000                  14,250
Gerard Klauer Mattison & Co., Inc.  . . . . . . . . . . . . . . .             95,000                  14,250
Hambrecht & Quist . . . . . . . . . . . . . . . . . . . . . . . .            168,000                  25,200
Lehman Brothers Inc.  . . . . . . . . . . . . . . . . . . . . . .            168,000                  25,200
Scott & Stringfellow, Inc.  . . . . . . . . . . . . . . . . . . .             95,000                  14,250
Vector Securities International, Inc. . . . . . . . . . . . . . .            168,000                  25,200
Wessels, Arnold & Henderson, L.L.C. . . . . . . . . . . . . . . .            168,000                  25,200
                                                                           ---------               ---------
          Total . . . . . . . . . . . . . . . . . . . . . . . . .          3,840,000                 576,000
                                                                           ---------               ---------

                                  SCHEDULE II

                                                                                    NUMBER OF OPTIONAL
                                                                                       SHARES TO BE
                                                                TOTAL NUMBER OF           SOLD IF
                                                                  FIRM SHARES         MAXIMUM OPTION
                                                                   TO BE SOLD            EXERCISED
                                                               ------------------  --------------------
The Company   . . . . . . . . . . . . . . . . . . . . . . .             1,132,000                     0

The Selling Shareholders:
   Barrie S. Haigh(a)*  . . . . . . . . . . . . . . . . . .               181,586                99,777
   David F. White(a)  . . . . . . . . . . . . . . . . . . .                   400                     0
   Irene White(a)   . . . . . . . . . . . . . . . . . . . .                   800                     0
   Paul Knott, Ph.D.(a)   . . . . . . . . . . . . . . . . .                20,072                     0
   Kathryn M. Knott(a)    . . . . . . . . . . . . . . . . .                19,600                     0
   Stella D. Haigh(a)*  . . . . . . . . . . . . . . . . . .                40,000                40,000
   Barrie Haigh Children's Settlement No. 1(a)*   . . . . .                80,000                40,000
   Barrie Haigh Children's Settlement No. 2(a)*   . . . . .                60,000                20,000
   HSBC Private Equity Investments Limited(b)*  . . . . . .             1,310,006               244,480
   Lloyds Development Capital Limited(b)  . . . . . . . . .               240,000                     0
   MSS Nominees Limited (Account 758170)(b)*  . . . . . . .                94,701                17,673
   MSS Nominees Limited (Account 758979)(b)*  . . . . . . .                42,303                 7,894
   MSS Nominees Limited (Account 757549)(b)*  . . . . . . .               378,854                70,704
   MSS Nominees Limited (Account 778392)(b)*  . . . . . . .                32,190                 6,009
   General Accident Executor and Trustee
       Company Limited (Account H715)(b)* . . . . . . . . .               126,285                23,568
   General Accident Executor and Trustee
       Company Limited (Account H716)(b)* . . . . . . . . .                31,583                 5,895
   David Martin Fleet(a)  . . . . . . . . . . . . . . . . .                 7,560                     0
   Victoria S. Fleet(a)   . . . . . . . . . . . . . . . . .                 8,000                     0
   Jonathan Kenneth Bolter(a)   . . . . . . . . . . . . . .                 2,526                     0
   Sally-Ann Bolter(a)    . . . . . . . . . . . . . . . . .                 2,526                     0
   Nicholas John McCooke(a)   . . . . . . . . . . . . . . .                 3,628                     0
   Susan McCooke(a)   . . . . . . . . . . . . . . . . . . .                 3,192                     0
   Christopher S. Morley(a)   . . . . . . . . . . . . . . .                 2,854                     0
   Elaine Morley(a)   . . . . . . . . . . . . . . . . . . .                 2,854                     0
   Ludo J. Reynders, Ph.D.(c)   . . . . . . . . . . . . . .                12,000                     0
   Santo J. Costa(c)  . . . . . . . . . . . . . . . . . . .                 4,000                     0
   Gregory D. Porter(c)   . . . . . . . . . . . . . . . . .                   480                     0
                                                                        ---------               -------

Total . . . . . . . . . . . . . . . . . . . . . . . . . . .             3,840,000               576,000
                                                                        ---------               -------

          (a) This Selling Shareholder is represented by Skadden, Arps, Slate, Meagher & Flom LLP and has appointed Barrie S. Haigh, Paul Knott, Ph.D., Dennis B.

Gillings, Ph.D. and Rachel R. Selisker, and each of them, as the Attorneys-in-Fact for such Selling Shareholder.

          (b) This Selling Shareholder is represented by Skadden, Arps, Slate, Meagher & Flom LLP and has appointed Christopher M. Masterson and Ian M. Forrest, and each of them, as the Attorneys-in-Fact for such Selling Shareholder.

          (c) This Selling Shareholder is represented by Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. and has appointed Barrie S. Haigh, Paul Knott, Ph.D., Dennis B. Gillings, Ph.D. and Rachel R. Selisker, and each of them, as the Attorneys-in-Fact for such Selling Shareholder.

                                  SCHEDULE III

Dennis B. Gillings, Ph.D.
Santo J. Costa
Rachel R. Selisker
Lawrence S. Lewin
Eric J. Souetre, M.D., Ph.D.
Robert C. Bishop
Chester W. Douglass, Ph.D.
John G. Fryer, Ph.D.
Arthur M. Pappas
Richard H. Thompson

                                                                      ANNEX I(A)


    Pursuant to Section 7(e)(A) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that:

    (i) They are independent certified public accountants with respect to the Company and its subsidiaries, BRI International, Inc. and Lewin-VHI within the meaning of the Act and the applicable published rules and regulations thereunder;

    (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) of the Company and its subsidiaries, BRI International, Inc. and Lewin-VHI examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company or Lewin-VHI, as the case may be, for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

    (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

    (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the year ended

December 31, 1995 agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

    (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

    (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

         (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Prospectus for the year ended December 31, 1996;

         (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were





                                     A1a-2
    not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Prospectus for the year ended December 31, 1996;

         (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

         (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

    (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in
Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared





                                     A1a-3
certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.





                                     A1a-4

                                                                      ANNEX I(B)


    Pursuant to Section 7(e)(B) of the Underwriting Agreement, Coopers & Lybrand shall furnish letters to the Underwriters to the effect that, in their opinion, the financial statements and any supplementary financial information and schedules of BRI International, Inc. examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder.

                                                                      ANNEX I(C)


    Pursuant to Section 7(e)(C) of the Underwriting Agreement, KPMG shall furnish letters to the Underwriters to the effect that:

    (i) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) of the Innovex Companies, which comprised a combination of Innovex PLC and Innovex Holdings Limited (the "Combined Innovex Companies"), examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder;

    (ii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated total recognized gains and losses of Innovex PLC and its subsidiaries included in the Company's Current Reports on Form 8-K incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Innovex PLC who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (iii)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

    (iii) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, inspection of the minute books of Innovex PLC and its subsidiaries since the date of the latest audited financial statements of the Combined Innovex Companies included or incorporated by reference in the Prospectus, inquiries of officials of the Innovex PLC and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated total recognized gains and losses of Innovex PLC and its subsidiaries included in the Company's Current Reports on Form 8-K incorporated by reference into the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets, consolidated statements of cash flows and consolidated total recognized gains and losses of Innovex PLC and its subsidiaries included in the Company's Current Reports on Form 8-K incorporated by reference into the Prospectus, for them to be in conformity with generally accepted accounting principles;

         (B) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) were not determined on a basis substantially consistent with the basis for the audited financial statements of the Combined Innovex Companies included or incorporated by reference in the Prospectus for the year ended March 31, 1996; and

         (C) any unaudited pro forma consolidated condensed financial statements of the Combined Innovex Companies or Innovex PLC and its subsidiaries included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.





                                     A1c-2